33-9421
                                                                      497(e)

                                 AVESTA TRUST

                     Supplement dated December 5, 1997 to
                        Prospectus dated April 30, 1997


At a Special Meeting of Participating Trusts of the AVESTA Trust held on December 2, 1997, Participating Trusts of the Money Market Fund, Short-Intermediate Term U.S. Government Securities Fund, U.S. Government Securities Fund, Intermediate Term Bond Fund, Income Fund, Balanced Fund, Equity Income Fund, Core Equity Fund, Equity Growth Fund and Small Capitalization Fund series (the "Converting Funds") of the AVESTA Trust approved the Conversion, as described in the Proxy Statement dated October 20, 1997. In addition, the Participating Trusts approved amendments to the investment objectives, policies and restrictions of each of the Converting Funds and each of the other matters set forth in the Proxy Statement. The Conversion and the amendments to the investment policies will be effective as of January 1, 1998.